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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

          In connection with the Annual Report of Interep National Radio Sales, Inc. (the "Company") on Form 10-K for the Year ending December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, Ralph C. Guild, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
(S) 1350, that to my knowledge:

          1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: April 1, 2003                    /s/ Ralph C. Guild
                                       Ralph C. Guild
                                       Chairman of the Board and Chief Executive
                                       Officer


          A signed original of this written statement has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.

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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

          In connection with the Annual Report of Interep National Radio Sales, Inc. (the "Company") on Form 10-K for the Year ending December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, William J. McEntee, Jr, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, that to my knowledge:

          3. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          4. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: April 1, 2003                   /s/ William J. McEntee, Jr.
                                      William J. McEntee, Jr.
                                      Senior Vice President and Chief Financial
                                      Officer

          A signed original of this written statement has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.